                        OPPENHEIMER MIDCAP FUND.
                Supplement dated November 4, 2003 to the
                   Prospectus dated December 23, 2002

The Prospectus is changed as follows:

1.    The paragraph  titled  "Portfolio  Manager" on page 13 of the prospectus is deleted and replaced with the following:

      Portfolio Manager.  Effective October 29, 2003, the portfolio manager of the Fund is John O'Hare, who is principally responsible for the day-to-day management of the Fund's portfolio.  Mr. O'Hare has been a
      Vice President of the Manager since September 2003.  He is also an officer and portfolio manager of other Oppenheimer funds.  Mr. O'Hare joined the Manager as a portfolio manager of other funds in September
      2003.

November 4, 2003                                            PS0745.022

                         OPPENHEIMER MIDCAP FUND
                Supplement dated November 4, 2003 to the
       Statement of Additional Information dated December 23, 2002

The Statement of Additional Information is changed as follows:

1.    The supplement dated February 11, 2003 is hereby withdrawn.

2.    The fourth paragraph on page 11, titled  "Futures," is replaced with the following:

         The Fund can buy and sell futures contracts that relate to (1) stock indices (these are referred to as "stock index futures"), (2) an individual stock ("single stock futures"), (3) foreign currencies
         (these are referred to as "forward contracts"), and (4) commodities
         (these are referred to as "commodity futures").

3.    In the section  titled  "Futures" on page 11, the  following is added as the third paragraph:

         A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

4.    The first sentence of the third paragraph in the section title
   "Trustees and Officers of the Fund" on page 24 is replaced with the following:

         Messrs.  Murphy,  Masterson,  Molleur,  Vottiero,  Wixted,  Zack, and
         O'Hare,  and Mses.  Bechtolt,  Feld and Ives who are  officers of the
         Fund,  respectively hold the same offices of one or more of the other
         Board III Funds as with the Fund.

5.    The first  sentence of the  paragraph  on page 26 under the table titled
   "Independent Trustees" is replaced with the following:

         The address of the  Officers  in the chart  below is as follows:  for
         Messrs.  O'Hare,  Molleur,  Murphy and Zack and Ms.  Feld,  Two World
         Financial  Center,  225  Liberty  Street,  11th Floor,  New York,  NY
         10080, for Messrs. Masterson,  Vottiero and Wixted and Mses. Bechtolt
         and Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924.

6.    The  table  titled  "Officers  of the  Fund"  on page 27 is  changed  by deleting Bruce Bartlett's biography and replacing it with the following:

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John O'Hare, Vice President and Vice President of the Manager (since September
Portfolio Manager since 2003    2003); an officer of 2 portfolios in the
Age:  45                        OppenheimerFunds complex. Formerly Executive
                                Vice President and Portfolio Manager (June 2000
                                - August 2003) and Portfolio Manager and Senior
                                Vice President (August 1997 - June 2000) at
                                Geneva Capital Management, Ltd. (an investment
                                advisor).
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November 4, 2003                                            PX0745.017